UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  October 22, 2012

GALTECH SEMICONDUCTOR MATERIALS CORPORATION
(Exact name of registrant as specified in its charter)

Utah	0-27177	87-0427597
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation or organization)		Identification No.)

2984-G Austin Springs Blvd.
Miamisburg, OH		45342
(Address of principal executive offices)		(Zip code)

Registrant’s telephone number, including area code:		(281) 415-4121

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 — Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

The Galtech Bylaws require an odd number of Board members. As stated in the bylaws the number of directors of the corporation shall be not more than nine (9) or less than three (3). Each director shall hold office until the next annual meeting of stockholders and until his successor shall have been elected and qualified.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GALTECH SEMICONDUCTOR MATERIALS CORPORATION
Registrant

Dated: October 25, 2012	By:	/s/ Dr. Frank N. Kautzmann, III
Dr. Frank N. Kautzmann, III, Chairman, CEO and President

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